SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC LTD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Colombo           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Sri Lanka             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: Citigroup Pty. Ltd
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Melbourne          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Australia             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: HSBC LTD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Auckland         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: New Zealand          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian:UBS AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Zurich         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Switzerland         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: UniCredit Bank Austria AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Vienna        State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Austria         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: UniCredit Bank Czech Republic, a.s.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Prague        State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Czech Republic    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: UniCredit Bank d.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Sarajevo        State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Bosnia and Herzegovina   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: UniCredit Bank d.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:Federation of Bosnia and Herzegovina  State: Zip Code: Zip Ext.
   D) Foreign Country: Republic of Srpska   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: UniCredit Bank Hungary Zrt.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Budapest      State:  Zip Code:  Zip Ext.:
   D) Foreign Country: Hungary    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: UniCredit Bank Serbia JSC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Belgrade      State:  Zip Code:  Zip Ext.:
   D) Foreign Country: Serbia   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: UniCredit Bank Slovakia a.s.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Bratislava      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Slovak Republic   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian:UniCredit Banka Slovenija d.d
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ljubljana     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Slovenia   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: UniCredit Bulbank AD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Sofia     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Bulgaria   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: United Overseas Bank Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Singapore     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Singapore   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: Zagrebacka Banka d.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Zagreb     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Croatia   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: State Street Trust Company Canada
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Toronto     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Canada   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: China Construction Bank Corporation
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Beijing     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: China   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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15.A) Custodian/Sub-custodian: JSC Bank of Georgia
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Tbilisi    State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Georgia   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




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15.A) Custodian/Sub-custodian: State Street Bank and Trust Company
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Edinburgh     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Scotland   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




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15.A) Custodian/Sub-custodian: State Street Bank and Trust Company
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: London     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United Kingdom   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X



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